UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 4, 2008

MOLECULAR IMAGING CORPORATION

A Delaware Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	000-27725	11-2787966
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

4660 La Jolla Village Drive, Suite 500

San Diego, California 92122

(Address of principal executive offices)

(858) 642-0032

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03	BANKRUPTCY OR RECEIVERSHIP

On December 5, 2008, Molecular Imaging Corporation (the “Company”) filed a voluntary petition for bankruptcy (under Chapter 11 of the United States Bankruptcy Code) with the United States Bankruptcy Court, Southern District of California, located in San Diego, California. The Company is a debtor-in-possession in its Chapter 11 case and is seeking to restructure its debts for the benefit of its creditors. Kenneth Frederick currently serves as the Company’s sole officer and director in the bankruptcy proceeding.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective December 4, 2008, Dr. Peter Conti and Dr. Axel Steudle each resigned from the board of directors of the Company. Their resignations were not the result of any disagreements with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOLECULAR IMAGING CORPORATION

Dated: December 9, 2008	By:	/s/ Kenneth C. Frederick
Kenneth C. Frederick Chief Executive Officer